                      SECURITIES AND EXCHANGE COMMISSION

                             Washington, DC 20549

                               -----------------

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported):  October 20, 1997



                                ENVIROGEN, INC.
         ------------------------------------------------------------
            (Exact name of registrant as specified in its charter)


         Delaware                      0-20404                 22-2899415
----------------------------      ------------------      -------------------
(State or other jurisdiction        (Commission            (IRS Employer
     of incorporation)              File Number)          Identification No.)


         4100 Quakerbridge Road
       Lawrenceville, New Jersey                            08648
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(Address of principal executive offices)                  (Zip Code)


Registrant's telephone number, including area code:  (609) 936-9300
                                                     --------------


                                Not Applicable
         ------------------------------------------------------------
         (Former name or former address, if changed since last report)

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ITEM 5.    Other Events.
           ------------

Effective October 20, 1997, Harcharan S. Gill, the President and Chief Executive Officer of Envirogen, Inc. (the "Company"), resigned as an officer and director of the Company. During the 18-month period ending April 20, 1999, Dr. Gill will receive from the Company bi-weekly severance payments equal to his current salary. Dr. Gill will also be entitled to receive ongoing health insurance and certain other benefits.

William C. Smith, the Chairman of the Board of Directors of the Company, has been elected interim Chief Executive Officer of the Company while a search for a new President and Chief Executive Officer is conducted by a committee of the Board.

Item 7.    Exhibits.
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Exhibit Number
(Referenced to
Item 601 of Regulation S-K)                    Description of Exhibit
---------------------------                    ----------------------

Exhibit 10                                     Letter Agreement dated October
                                               20, 1997 between Harcharan S.
                                               Gill and Envirogen, Inc.










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                                  SIGNATURES
                                  ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   ENVIROGEN, INC.

Date: October 20, 1997             By: /s/ William C. Smith
                                      ---------------------------------
                                      William  C. Smith, Chairman

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                                 EXHIBIT INDEX
                                 -------------

Exhibit No.      Title
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   10            Letter Agreement dated October 20, 1997 between Harcharan S.
                 Gill and Envirogen, Inc.



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